SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS

15. SUBSEQUENT EVENTS

On March 30, 2012, the Company entered into subscription agreements with certain purchasers pursuant to which it agreed to sell an aggregate of 3,350,000 shares of the Company’s common stock to such purchasers for a purchase price of $0.40 per share. In addition, for each share purchased, each purchaser will also receive three-fourths of a five-year warrant to purchase an additional share of common stock at an exercise price of $0.50 per share, which will result in the issuance of warrants to purchase an aggregate of 2,512,500 shares of the Company’s common stock. The total gross proceeds from the offering will be $1.34 million, before deducting anticipated selling commissions and other offering expenses ofapproximately $0.2 million. The closing of the offering is expected to occur on or around April 4, 2012, subject to customary closing conditions. In connection with the offering, the Company engaged Roth Capital Partners, LLC, or Roth, to serve as placement agent. Pursuant to the terms of the placement agent agreement, the Company agreed to pay Roth a cash fee equal to seven percent of the gross proceeds received by the Company, or approximately $0.1 million, plus a non-accountable expense allowance of $35,000. Richard B. Brewer, the Company’s Executive Chairman, Joshua A. Kazam, the Company’s President and Chief Executive Officer and a director, Daron Evans, the Company’s Chief Financial Officer, and Hsiao Lieu, M.D., the Company’s Executive VP of Clinical Development, are participating in the offering on the same terms as the unaffiliated purchasers, and have collectively subscribed to purchase 275,000 shares of common stock and warrants to purchase 206,250 shares of common stock for an aggregate purchase price of $110,000.